Fair value of Above Market Acquired Time Charters	12 Months Ended
Dec. 31, 2017
Fair Value Of Above-Market Acquired Time Charters [Abstract]
Fair Value of Above-Market Acquired Time Charters:
7.      Fair value of Above Market Acquired Time Charters:
In the second quarter of 2015, the Company entered into an agreement with a third party to sell the vessel Star Big. In view of its planned sale, its attached above market time charter acquired with vessel's acquisition in 2011 was terminated earlier, and the unamortized balance of $2,114, at June 30, 2015, was written-off. Such amount is reflected under “Loss on time charter agreement termination” in the accompanying consolidated statement of operations for the year ended December 31, 2015.
As part of the merger with Oceanbulk Shipping LLC (“Oceanbulk Shipping”) and Oceanbulk Carriers LLC (collectively, “Oceanbulk”) in July 2014 (the “Merger”), a $1,967 intangible asset was recognized corresponding to a fair value adjustment for two favorable time charters under which Oceanbulk was the lessor at the time of acquisition, with respect to vessels Amami and Madredeus.
In addition, for three Excel Vessels Star Martha (ex Christine), Star Pauline (ex Sandra) and Star Despoina (ex Lowlands Beilun), which were transferred to the Company subject to existing charters, the Company recognized an asset of $8,076, since it determined that the respective charters were favorable comparing to the existing charter rates.
For the years ended December 31, 2015 and 2016, the amortization of fair value of the above market acquired time charters were $9,540 and $254, respectively, and is included under “Voyage revenues” in the accompanying consolidated statements of operations. The accumulated amortization of these above market time charters as of December 31, 2016 was $30,994. These assets had been fully amortized by December 31, 2016.